UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 15, 2006

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard

Studio City, California 91604

(Address of Principal Executive Offices)

(818) 755-2400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposal of Assets.

On December 15, 2006, Crown Media Holdings, Inc. (the “Company”) announced the completion of the sale of its domestic rights and certain international ancillary rights to its library of approximately 620 television movies, mini-series and series (the “Crown Library”) to RHI Entertainment LLC (“RHI”) pursuant to a Purchase and Sale Agreement dated October 4, 2006 (the “Purchase Agreement”).  (The original party to the Purchase Agreement, RHI Enterprises, LLC, assigned its rights and obligations to RHI Entertainment, LLC, prior to the closing.) As part of the transaction, the Company sold to RHI its membership interests in Crown Media Distribution, LLC (“CMD”), the entity which owns the Crown Library.  The purchase price of $160.0 million provided for in the Purchase Agreement was subject to reduction by the amount by which CMD accounts receivable at April 30, 2006 exceeded accounts receivable at the closing date.  This closing adjustment yielded a net purchase price of $152.2 million. Proceeds from this sale were used by the Company in part to reduce outstanding indebtedness under its bank credit facility with JP Morgan Chase by the amount of $133.9 million.

The assets sold to RHI include all accounts receivable and rights and obligations under existing domestic and international licenses to which CMD is a party, as well as the copyright interests in the Crown Library films, interests in the underlying production agreements and physical film materials.  The Company has retained the obligation to pay residuals and profit participations based on the domestic exploitation of the Crown Library by RHI for a period of ten years following the closing of the sale.  Pursuant to Amendment No. 1 to the Purchase Agreement dated December 15, 2006 (“Amendment No. 1”), the parties agreed that RHI will assume any liabilities associated with such residuals and participations in excess of $22.5 million in the aggregate.  The cost to the Company of paying these residuals will depend on the level of library sales during this period.

As a closing condition, the Company terminated a Crown Library license agreement of May, 2006 with a major studio.  Under the terms of that license agreement, the Company refunded a $6.0 million distribution advance upon termination of the license agreement.

The Company has other existing agreements with RHI and one of its subsidiaries.  One of these agreements is a film asset service agreement under which RHI provided services to CMD related to the administration, distribution and other exploitation of the Crown Library.  This agreement was terminated upon closing of the transaction.  The Company also licenses programming for distribution in the United States from RHI Entertainment Distribution LLC and has done so since 1998.  These agreements are described in the Company’s Form 10-Q for the quarter ended September 30, 2006 and the Company’s definitive proxy statement (dated May 30, 2006) for the 2006 annual meeting of stockholders.

The Purchase Agreement, attached to the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2006 as Exhibit 10.1 and Amendment No. 1 and the press release issued by the Company on December 15, 2006, attached hereto as Exhibits 10.1 and 99.1, respectively, are incorporated herein by reference.  The descriptions of the Purchase Agreement and Amendment No. 1 are qualified in their entirety by reference to such agreements.

Item 9.01.   Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements presented below are based on the historical financial statements of the Company and give effect to the disposition of the domestic rights to the Company’s film assets. The pro forma condensed consolidated balance sheet gives effect to the sale as if it occurred on September 30, 2006. The pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006 eliminate the operations of the film assets as if the sale had occurred at the beginning of the respective periods. The associated assets and liabilities of CMD were accounted for as assets held for sale in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, in accordance with Statement of Financial Accounting Standards No. 144 Accounting for an Impairment or Disposal of Long-Lived Assets.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005, and the nine months ended September 30, 2006, reflect the pro forma adjustments necessary to eliminate the results of the film assets operations, including revenue, cost of services and other costs and expenses related to the domestic rights to the film library. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s results of operations would have been had the sale occurred on January 1, 2005, or January 1, 2006.

This unaudited pro forma condensed balance sheet is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved had the pro forma events described in the notes to the pro-forma condensed consolidated balance sheet described below been completed as of September 30, 2006.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments
	As of September 30, 2006	Sale of Crown Media Distribution		Use of Proceeds		Pro Forma September 30, 2006
ASSETS
Cash and cash equivalents	$9,798	$154,018	(A)	$(141,895	)(B)(E)(I)	$21,921
Accounts receivable, less allowance for doubtful accounts of $411	43,771	—		—		43,771
Program license fees - affiliates	8,559	—		—		8,559
Program license fees - non-affiliates	97,048	5,446	(F)	—		102,494
Prepaid and other assets	4,056	—		—		4,056
Receivable from buyer of international business	33	—		—		33
Prepaid program license fee assets	34,028	—		—		34,028
Current assets held for sale	144,890	(144,890	)(G)	—		0
Total current assets	342,183	14,574		(141,895)		214,862
Accounts receivable	1,478	—		—		1,478
Program license fees - affiliates	7,710	—		—		7,710
Program license fees - non-affiliates	172,373	5,446	(F)	—		177,819
Subscriber acquisition fees, net	51,023	—		—		51,023
Property and equipment, net	16,591	—		—		16,591
Goodwill	314,033	—		—		314,033
Prepaid and other assets	12,467	—		—		12,467
Total assets	$917,858	$20,020		$(141,895)		$795,983

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(In thousands, except share and per share amounts)

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Accounts payable and accrued liabilities	$34,011	$1,900	(I)	$(7,900	)(B)(I)	$28,011
Accrued restricted stock units	1,336	—		—		1,336
Subscriber acquisition fees payable	2,167	—		—		2,167
License fees payable to affiliates	3,398	—		—		3,398
License fees payable to non-affiliates	89,568	—		—		89,568
Payables to affiliates	13,318	—		—		13,318
Payable to buyer of international business	5,117	—		—		5,117
Interest payable	119	—		—		119
Capital lease obligation	657	—		—		657
Deferred credit from technical services agreement	1,282	—		—		1,282
Current liabilities held for sale	1,211	(1,211	)(H)	—		—
Total current liabilities	152,184	689		(7,900)		144,973
Accrued liabilities	17,570	12,206	(C)	—		29,776
License fees payable to affiliates	2,096	—		—		2,096
License fees payable to non-affiliates	97,035	—		—		97,035
Note and interest payable to HC Crown	91,540	—		—		91,540
Note and interest payable to Hallmark Cards affiliate	52,309	—		—		52,309
Payable to buyer of international business	5,720	—		—		5,720
Senior unsecured note to HC Crown, including accrued interest	548,333	—		—		548,333
Credit facility	221,500	—		(133,995	)(E)	87,505
Note and interest payable to Hallmark Cards affiliate	143,254	—		—		143,254
Capital lease obligation	15,672	—		—		15,672
Company obligated mandatorily redeemable preferred interest	15,996	—		—		15,996
Deferred credit from technical services agreement	3,605	—		—		3,605
Total liabilities	1,366,814	12,895		(141,895)		1,237,814
Commitments and contingencies
STOCKHOLDERS’ DEFICIT
Class A common stock, $.01 par value; 200,000,000 shares authorized; 74,117,654 shares issued and outstanding as of September 30, 2006	741	—		—		741
Class B common stock, $.01 par value; 120,000,000 shares authorized; 30,670,422 shares issued and outstanding as of September 30, 2006	307	—		—		307
Additional paid-in capital	1,457,032	—		—		1,457,032
Accumulated deficit	(1,907,036)	7,125	(D)	—		(1,899,911)
Total stockholders’ deficit	(448,956)	7,125		0		(441,831)
Total liabilities and stockholders’ deficit	$917,858	$20,020		$(141,895)		$795,983

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Statement of Operations

(Amounts in thousands, except per share data)

	Year Ended December 31, 2005	Pro Forma Adjustments		Year Ended December 31, 2005 Pro Forma
Revenue:
Subscriber fees	$18,746	$—		$18,746
Advertising	143,780	—		143,780
Advertising by Hallmark Cards	2,335	—		2,335
Film asset license fees	21,693	(21,693	)(J)	—
Sublicense fees and other revenue	10,830	—		10,830
Total revenue, net	197,384	(21,693)		175,691
Cost of services:
Programming costs
Affiliates	14,924	—		14,924
Non-affiliates	105,653	5,446	(K)	111,099
Amortization of film assets	51,619	(51,619	)(L)	—
Impairment of film assets	25,542	(25,542	)(M)	—
Subscriber acquisition fee amortization expense	35,928	—		35,928
Amortization of capital lease	1,158	—		1,158
Other costs of services	20,448	(10,572	)(N)	9,876
Total cost of services	255,272	(82,287)		172,985
Selling, general & administrative expense	55,162	(2,088	)(O)	53,074
Marketing expense	24,160	—		24,160
Depreciation and amortization expense	4,471	—		4,471
Loss from continuing operations before interest expense	(141,681)	62,682		(78,999)
Interest expense	(73,856)	5,197	(P)(Q)(R)	(68,659)
Loss from continuing operations	$(215,537)	$67,879		$(147,658)
Loss per share from continuing operations	$(2.06)	$0.65		$(1.41)
Weighted average shares outstanding	104,619	104,619		104,619

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Statement of Operations

(Amounts in thousands, except per share data)

	Nine Months Ended September 30, 2006	Pro Forma Adjustments		Nine Months Ended September 30, 2006 Pro Forma
Revenue:
Subscriber fees	$18,633	$—		$18,633
Advertising	121,228	—		121,228
Advertising by Hallmark Cards	945	—		945
Film asset license fees	1,777	(1,777	)(J)	—
Sublicense fees and other revenue	230	—		230
Total revenue, net	142,813	(1,777)		141,036
Cost of services:
Programming costs
Affiliates	9,154	—		9,154
Non-affiliates	93,462	4,085	(K)	97,547
Amortization of film assets	21,703	(21,703	)(L)	—
Impairment of film assets	225,832	(225,832	)(M)	—
Subscriber acquisition fee amortization expense	23,260	—		23,260
Amortization of capital lease	868	—		868
Other costs of services	8,838	(1,337	)(N)	7,501
Total cost of services	383,117	(244,787)		138,330
Selling, general & administrative expense	32,489	(618	)(O)	31,871
Marketing expense	8,851	—		8,851
Depreciation and amortization expense	2,317	—		2,317
Loss from continuing operations before interest expense	(283,961)	243,628		(40,333)
Interest expense	(73,077)	5,884	(P)(Q)(R)	(67,193)
Loss from continuing operations	$(357,038)	$249,512		$(107,526)
Loss per share from continuing operations	$(3.41)	$2.38		$(1.03)
Weighted average shares outstanding	104,788	104,788		104,788

Notes to Pro Forma Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(A)            The unaudited pro forma condensed consolidated balance sheet reflects the receipt of cash proceeds of approximately $160.0 million for the sale of CMD, less an adjustment for the accounts receivable short-fall of approximately $5.9 million and $100,000 for the retention of certain licenses which may be aired on the Hallmark Movie Channel, as if the sale occurred on September 30, 2006. At the closing on December 15, 2006, the Company received approximately $152.1 million, which reflected an accounts receivable purchase price adjustment of $7.8 million and $100,000 for the retention of certain licenses which may be aired on the Hallmark Movie Channel.

(B)              Pro forma adjustment to accounts payable and accrued liabilities reflects the return of the $6.0 million advance associated with a terminated Crown Library license to a major movie studio.

(C)              Pro forma adjustment to accrued liabilities reflects $12.2 million for the present value of estimated future residual and participation liabilities, which the Company has agreed to pay. Such amount is based on the Company’s estimate of anticipated future library sales by RHI.

(D)             Pro forma adjustment to the accumulated deficit reflects an estimated gain on the sale of Crown Media Distribution of approximately $7.1 million, as if the transaction closed on September 30, 2006.

(E)               Pro forma adjustment to reflect the payment of $134.0 million of indebtedness under the Company’s bank credit facility that was required to be repaid with the proceeds from the sale, as if the transaction closed on September 30, 2006.

(F)               Pro forma adjustments of $10.9 million to reflect the estimated fair value of two-year program licenses retained in the transaction.

(G)              Pro forma adjustment of $144.9 million to reflect sale of assets, as if the transaction closed on September 30, 2006.

(H)             Pro forma adjustment of $1.2 million to reflect sale of liabilities, as if the transaction closed on September 30, 2006.

(I)                  Pro forma adjustments of $1.9 million to reflect the accrual and payment of transaction costs from investment bankers and law firms.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(J)                 Pro forma adjustments to film asset license fees to reflect revenue earned from third parties of $21.7 million in 2005 and $1.8 million for the nine months ended September 30, 2006.

(K)             Pro forma adjustments to non-affiliate programming costs to reflect amortization of the retained interests of $5.4 million in 2005 and $4.1 million for the nine months ended September 30, 2006, as if the sale transaction occurred at the beginning of each period presented.

(L)               Pro forma adjustments of $51.6 million for 2005 and $21.7 million for the nine months ended September 30, 2006, for amortization related to the internal use of films by the Company and amortization related to the sublicense of films to non-affiliated third parties from the Crown Library. The Company does not have an objectively quantifiable means to determine the amount of programming costs commensurate with future levels of programming needed to replace programming previously provided by the Crown Library for internal usage.  Thus, the Company did not calculate the pro forma amortization of programming costs from non-affiliates that would have occurred if the Company had to purchase its programming from a third party.

(M)          Pro forma adjustments to the impairment charge reflect amounts recorded in 2005 of $25.5 million and the impairment charge recorded in 2006 of $225.8 million.

(N)             Pro forma adjustments to other costs of services of $10.6 million in 2005 and $1.3 million for the nine months ended September 30, 2006.

(O)             Pro forma adjustments to selling, general and administrative expense of $2.1 million in 2005 and $618,000 for the nine months ended September 30, 2006.

(P)               Pro forma adjustments for interest expense related to the $134.0 million in debt that was required to be repaid with the proceeds from the sale as if the sale transaction occurred at the beginning of each period presented: $8.5 million for 2005 and $7.9 million for the nine months ended September 30, 2006.

(Q)             Pro forma adjustments of $1.6 million for 2005 and $1.3 million for the nine months ended September 30, 2006, for the accretion of the residual and participation liability as if the sale transaction occurred at the beginning of each period presented.

(R)              Pro forma adjustments of $1.7 million for 2005 and $800,000 for the nine months ended September 30, 2006, for interest income earned by CMD as if the sale transaction occurred at the beginning of each period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	December 21, 2006	By	/s/ Brian C. Stewart
Brian C. Stewart
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of December 15, 2006, by and among Crown Media Holdings, Inc., CM Intermediary, LLC, Crown Media Distribution, LLC, and RHI Enterprises, LLC.
99.1	Press Release dated December 15, 2006.